SUPPLEMENT DATED MARCH 1, 2002 TO THE STATEMENT OF ADDITIONAL INFORMATION -
 PART II FOR CDC NVEST FUNDS TRUST I, CDC NVEST FUNDS TRUST II, CDC NVEST FUNDS TRUST III AND CDC NVEST COMPANIES TRUST I DATED MAY 1, 2001 AS REVISED

                                NOVEMBER 14, 2001

                   CDC NVEST STAR WORLDWIDE FUND (THE "FUND")


EFFECTIVE MARCH 1, 2002, HANSBERGER GLOBAL INVESTORS, INC. ("HANSBERGER") REPLACES MONTGOMERY ASSET MANAGEMENT, LLC ("MONTGOMERY") AS THE SUBADVISER TO A SEGMENT OF THE FUND AND SERVES PURSUANT TO A NEW SUBADVISORY AGREEMENT DATED MARCH 1, 2002.

ACCORDINGLY, THE HEADER ENTITLED "STAR WORLDWIDE AND STAR SMALL CAP FUNDS (SEGMENTS ADVISED BY MONTGOMERY)" IS REVISED TO "STAR SMALL CAP FUND (SEGMENT ADVISED BY MONTGOMERY)". IN ADDITION THE FOLLOWING TEXT IS ADDED TO THE SECTION ENTITLED "PORTFOLIO TRANSACTIONS AND BROKERAGE":

     STAR WORLDWIDE FUND (SEGMENT ADVISED BY HANSBERGER). Subject to policies established by the Trustees, Hansberger is responsible for decisions to buy and sell securities for its segment of the Fund and for the placement of its segment of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or its segment of the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate its segment of the Fund's portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to its segment of the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any.

     In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker. Consistent with the foregoing primary considerations, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, Hansberger may, upon directions of the Trustees or the Fund, consider sales of shares the Fund as a factor in the selection of broker-dealers to execute its segment of the Fund's portfolio transactions.

     Subject to best execution, Hansberger may cause its segment of the Fund to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by its segment of the Fund unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger's overall responsibilities with respect to the accounts over which it exercises investment discretion.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where Hansberger itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of

Hansberger's allocation of the costs of such benefits and services between those that primarily benefit Hansberger and those that primarily benefit its segment of the Fund and other advisory clients.

     Twice a year, Hansberger, through a committee of its securities analysts and trading personnel, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of its segment of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger's evaluation of all applicable considerations, including but not limited to, Hansberger's best execution undertaking.

     Hansberger may direct the purchase of securities on behalf of its segment of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     Hansberger is responsible for selecting brokers in connection with non-U.S. securities transactions. Commissions paid in connection with certain non-U.S. stock transactions may be higher than negotiated commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

IN ADDITION, THE FOLLOWING DISCLOSURE IS INSERTED AFTER THE FIRST FULL PARAGRAPH ON PAGE 33 IN THE SECTION ENTITLED, "ALLOCATION OF INVESTMENT OPPORTUNITY AMONG FUNDS AND OTHER INVESTORS MANAGED BY ADVISERS AND SUBADVISERS; CROSS RELATIONSHIPS OF OFFICERS AND TRUSTEES":

     Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. Research services furnished by firms through which its segment of the Star Worldwide Fund effects its securities transactions may be used by Hansberger in servicing all of its accounts; not all of such services may be used by Hansberger in connection with its segment of the Star Worldwide Fund. In the opinion of Hansberger, it is not possible to measure separately the benefits from research services to each of the accounts (including its segment of the Star Worldwide Fund) managed by Hansberger. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of Hansberger, such costs to its segment of the Star Worldwide Fund will not be disproportionate to the benefits received by it on a continuing basis.

     If purchase or sale of securities consistent with the investment policies of the Star Worldwide Fund and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated among its segment of the Star Worldwide Fund and such other clients pursuant to guidelines deemed fair and reasonable by Hansberger. Generally, under those guidelines, its segment of the Star Worldwide Fund and other participating clients will be allocated securities on a prorated basis.

                                                                      SP164-0102